HIGHBRIDGE FUNDS

Highbridge Dynamic Commodities Strategy Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated April 18, 2011 to the Summary Prospectuses dated February 28, 2011

Effective May 2, 2011, the Highbridge Dynamic Commodities Strategy Fund will be publicly offered on a limited basis. Investors will not be eligible to purchase shares of the Fund, except as described below:

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Shareholders of record of the Fund as of May 2, 2011 are able to continue to purchase additional shares in their existing Fund accounts either through J.P. Morgan Funds Services or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in such Fund;

•	Shareholders of record as of May 2, 2011 are able to add to their accounts through exchanges from other J.P. Morgan Funds;

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Group employer retirement plans including 401(k), 403(b) and 457 plans (and their successor plans), which have the Fund available to participants on or before April 18, 2011, may continue to open Fund accounts for new participants and purchase additional shares in existing participant accounts. Group employer retirement plans including 401(k), 403(b) and 457 plans (and their successor plans) may also establish new accounts with the Fund, provided the group employer retirement plan has been accepted for investment by the Fund and its distributor on or before May 2, 2011. Additionally, certain fee-based advisory programs may purchase shares of the Fund for new and existing accounts. These particular programs were accepted for continued investment by the Fund and its distributor on or before May 2, 2011;

•	Current and future JPMorgan SmartRetirement Funds and such other J.P. Morgan Funds as are designated by the J.P. Morgan Funds Board of Trustees will be able to purchase shares of the Fund.

If all shares of the Fund in an existing shareholder’s account are voluntarily redeemed or involuntarily redeemed (due to instances when a shareholder does not meet aggregate account balance minimums or when participants in Systematic Investment Plans do not meet minimum investment requirements), then the shareholder’s account will be closed. Such former Fund shareholders will not be able to buy additional Fund shares or reopen their accounts in the Fund. The foregoing restrictions, however, do not apply to participants in eligible employer retirement plans.

If the Fund receives a purchase order directly from an investor who is not eligible to purchase shares of the Fund, after the limited offering dates outlined above, J.P. Morgan Funds Services will attempt to contact the investor to determine whether he or she would like to purchase shares of another J.P. Morgan Fund or would prefer that the investment be refunded. If J.P. Morgan Funds Services cannot contact the investor within 30 days, the entire investment will be refunded.

The Fund reserves the right to change these policies at any time.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE

SUP-SPRO-HDCS-411